PERSONAL GUARANTY AGREEMENT

THIS PERSONAL GUARANTY AGREEMENT (the "Guaranty") is given by the undersigned ("Guarantor", "I", "me", or "my") to Charles & Covard, Ltd., (the "Company"), and its successors and assigns. From time to time Reeves Park, Inc. ("Reeves Park") purchases Charles & Covard created Moissanite from the Company. As used herein, the term "Product" only includes Charles & Covard created Moissanite purchased by Reeves Park from and after September 25, 2007 and through and including December 31, 2007. To induce the Company to sell the Product to Reeves Park, I agree to enter into this Guaranty. Accordingly, the Guarantor agrees as follows:

1. I unconditionally guaranty to the Company the full and prompt payment of any and all debts, obligations and liabilities of Reeves Park currently existing and hereafter arising relating to the purchase by Reeves Park from the Company of the Product (as defined above) (the "Indebtedness"). I agree that my obligations hereunder are absolute, continuing, unlimited and unconditional, and shall be binding upon me and my successors, assigns, heirs, and personal representatives, and are irrevocable without regard to the genuineness, validity, legality or enforceability of the purchase agreement giving rise to the purchase by Reeves Park of the Product from the Company, and shall not be subject to any right of set-off or counterclaim, and are in no way conditioned upon any attempt to enforce performance or compliance by Reeves Park, or of any other event or contingency. I expressly waive acceptance, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement to proceed against Reeves Park, or exercise any other right or remedy against Reeves Park or any other person. Furthermore, I expressly waive: (a) any defense based upon any legal disability or other defense of Reeves Park, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Reeves Park from any cause other than full payment of all sums payable under the Indebtedness; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Reeves Park or any principal of Reeves Park or any defect in the formation of Reeves Park or any principal of Reeves Park; (c) any requirement to proceed against Reeves Park, or exercise any other right or remedy against Reeves Park or any other person, any right of subrogation, any right to enforce any remedy, and any right to participate in, or benefit from, any security for the Indebtedness now or hereafter held by the Company; and (d) the benefit of any statute of limitations affecting my liability hereunder or the enforcement hereof. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon applicable statutes. Without limiting the generality of the foregoing or any other provision hereof, I further expressly waive to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to me under applicable law. As a condition to this Guaranty, (i) the Company agrees to ship Product on a timely basis, and (ii) any and all payments made by Reeves Park from and after the date hereof shall first be applied to any obligations of Reeves Park incurred prior to September 25, 2007; provided, however, as and when such amounts are applied to liquidate such debt, the amount of the Indebtedness guaranteed by the Guarantor hereunder shall automatically be reduced in a like amount. Furthermore, as and when an amount equal to the Indebtedness is paid in full by Reeves Park, then this Guaranty shall automatically terminate.

2. This is a guarantee of payment, and not of collection, and I therefore agree that the Company shall not be obligated prior to seeking recourse against or receiving payment from me, to take any action whatsoever against Reeves Park. I authorize the Company, without giving me any notice or obtaining my consent and without affecting my liability hereunder, from time to time to: (a) sell the Product to Reeves Park on terms and conditions agreed between the Company and Reeves Park and to extend or otherwise make changes to the time for payment for any Product sold by the Company to Reeves Park; (b) take and hold security for the Indebtedness and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Company in its discretion may determine; (d) except as set forth herein, apply payments received by the Company from Reeves Park to any obligations of Reeves Park to the Company, in such order as the Company shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (e) assign this Guaranty in whole or in part; and (f) assign, transfer or negotiate all or any part of the Indebtedness.

3. I warrant, acknowledge and covenant that: (a) I am an owner of Reeves Park, and I receive substantial benefit by the sale of the Product and the New Product by the Company to Reeves Park; (b) there are no conditions precedent to the effectiveness of this Guaranty; and (c) I have adequate means of obtaining from sources other than the Company, on a continuing basis, financial and other information pertaining to Reeves Park's financial condition, the Product, and Reeves Park's activities relating thereto, and the Company has made no representation to me as to any such matters.

4. No failure on the part of the Company to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. This Guaranty may not be amended except by written agreement of the Guarantor and the Company. All notices shall be in writing and shall be deemed to have been duly given or made when deposited in the United States mail, with proper postage for first-class mail prepaid, (a) if to me, addressed to the address set forth below; or (b) if to the Company, addressed to 300 Perimeter Park, Suite A, Morrisville, North Carolina 27560. The laws of the State of Minnesota will govern this Guaranty. If any term if this Guaranty shall be invalid or unenforceable, the remainder of the Guaranty shall not be affected.

5. I HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR RELATED TO THE SALE OF THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTOR, REEVES PARK OR THE COMPANY WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR THE SALE OF THE PRODUCTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND I HEREBY AGREE AND CONSENT THAT THE COMPANY AND ITS SUCCESSORS AND ASSIGNS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF MY CONSENT TO THE WAIVER OF MY RIGHT TO TRIAL BY JURY.

GUARANTOR

Klaus Jung

_/s/ Klaus Jung_____________________

(Signature)

_5050 Lincoln Dr___________________

Address

___Edina______________MN___55436

City State Zip

Date: __10-23-07__________________